UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): NOVEMBER 2, 2005

LUFKIN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-02612	75-0404410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 SOUTH RAGUET, LUFKIN, TEXAS	75904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (936) 634-2211

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Retirement Plan

On November 2, 2005, the Board of Directors (the “Board”) of Lufkin Industries, Inc. (“Lufkin”) approved Amendment Two to the Supplemental Retirement Plan (the “SRP”) to comply with the requirements of Section 409A of the Internal Revenue Code (the “Code”) and to clarify the intent of the SRP. Section 409A of the Code, created by the American Jobs Creation Act of 2004, provides specific rules for deferral elections, distributions and funding mechanisms under non-qualified deferred compensation plans. A copy of the amended SRP is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Thrift Plan Restoration Plan Amendment

On November 2, 2005, the Board of Lufkin approved Amendment Three to the Thrift Plan Restoration Plan for Salaried Employees of Lufkin Industries, Inc. (the “Thrift Plan”) to comply with the requirements of Section 409A of the Code. Section 409A of the Code, created by the American Jobs Creation Act of 2004, provides specific rules for deferral elections, distributions and funding mechanisms under non-qualified deferred compensation plans. A copy of the amended Thrift Plan is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Amendment to Credit Agreement

On December 30, 2005, Lufkin entered into the Third Amendment to its credit agreement with JPMorgan Chase Bank, National Association. The Third Amendment extends the maturity date of the Credit Agreement to December 31, 2008 and the expiration date for each letter of credit issued under the Credit Agreement to December 31, 2010. The Third Amendment also modified the applicable margin for ABR Loans (as defined in the Credit Agreement) to create a more comparable structure to the applicable margin for Eurodollar Loans (as defined in the Credit Agreement). A copy of the Third Amendment of the Credit Agreement is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On November 2, 2005, the Board of Lufkin approved the amendment of Article III, Section 8 of Lufkin’s Bylaws to increase the mandatory retirement age to 73 from age 70. The amendment is effective as of November 2, 2005. A copy of Lufkin’s Bylaws, as stated to reflect the aforementioned amendment, is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 3.1	Restated Bylaws

Exhibit 10.1	Lufkin Industries, Inc. Supplemental Retirement Plan

Exhibit 10.2	Thrift Plan Restoration Plan for Salaried Employees of Lufkin Industries, Inc.

Exhibit 10.3	Agreement and Third Amendment to Credit Agreement between Lufkin Industries, Inc. and JPMorgan Chase Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUFKIN INDUSTRIES, INC.

By	/s/ R. D. Leslie
Vice President/Treasurer/Chief Financial Officer/
Principal Financial and Accounting Officer

Date: February 15, 2006

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Bylaws

10.1	Lufkin Industries, Inc. Supplemental Retirement Plan

10.2	Thrift Plan Restoration Plan for Salaried Employees of Lufkin Industries, Inc.

10.3	Agreement and Third Amendment to Credit Agreement between Lufkin Industries, Inc. and JPMorgan Chase Bank, National Association